IMPAIRMENT OF NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
IMPAIRMENT OF NON-CURRENT ASSETS [Text Block]
10.	IMPAIRMENT OF NON-CURRENT ASSETS

The recoverable amounts of the Company’s CGUs, which include mining properties, plant and equipment are determined at the end of each reporting period, if impairment indicators are identified. In 2014 and 2015, the continued commodity price decline led the Company to determine that there were impairment indicators and to re-assess the recoverable amounts of its CGUs. The recoverable amounts were based on each CGUs future cash flows expected to be derived from the Company’s mining properties and represent each CGU’s value in use. The cash flows were determined based on the life-of-mine after- tax cash flow forecast which incorporates management’s best estimates of future metal prices, production based on current estimates of recoverable reserves and resources, exploration potential, future operating costs and non-expansionary capital expenditures.

At December 31, 2015, the Company tested the recoverability of its operating assets, resulting in a detailed review of the Company’s three operating mines. The Company estimated future operating and capital costs, factored in analysts’ consensus pricing for the first three years of its economic model (Silver: 2016 - $15.00 /oz, 2017 - $16.78 /oz, 2018 - $17.11 /oz; Gold: 2016 - $1,125 /oz, 2017 - $1,174 /oz, 2018 - $1,192 /oz) and used a long term silver price of $17.33 per ounce and a long term gold price of $1,201 per ounce and a risk adjusted project specific discount rate of 9.0% - 9.5% based on the CGUs weighted average cost of capital. Due to the sensitivity of the recoverable amounts to the various factors mentioned and specifically long-term metal prices as well as unforeseen factors, any significant change in the key assumptions and inputs could result in additional impairment charges in future periods.

At December 31, 2015, the carrying value related to the El Cubo CGU was $113,397, including an associated deferred income tax asset of $5,120, which was greater than its estimated recoverable amount of $4,200, calculated on a discounted cash flow basis. The Company considers use of its internal discounted cash flow economic models as a proxy for the calculation of fair value in use. Based on the above assessment, the Company recorded an impairment charge related to the El Cubo CGU of $104,300, plus valuation of the tax asset of $4,897 for a total impairment charge of $109,197 after tax in 2015.

At December 31, 2015, the net carrying value related to the Bolañitos CGU was $31,992, including an associated deferred income tax liability of $5,874, which was greater than its estimated recoverable amount of $6,900, calculated on a discounted cash flow basis. The Company considers use of its internal discounted cash flow economic models as a proxy for the calculation of fair value in use. Based on the above assessment, the Company recorded an impairment charge related to the Bolañitos CGU of $29,700, and an associated recovery of the deferred tax liability of $4,607 for a net after-tax impact of 25,093 in 2015.

In 2015, the Company reviewed the Guanaceví CGU for value in use, which resulted in no significant change after the impairment charge in 2013. The Guanaceví carrying value was adjusted to value in use in 2013.

As a result of the operational challenges during 2017 and a revised mine plan, the Company tested the recoverability of the Guanacevi CGU as at December 31, 2017, and determined that no additional impairment was required. For previously impaired CGU’s any modest decrease in any one key assumption in isolation could cause the estimated recoverable amount to be less than or equal to the net carrying value. Other than timing of production based on the revised mine plans and associated increase in per-unit costs, Management’s long-term estimates have not significantly changed from the previous years.